UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 East Sandpointe, Suite 400
Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TTMI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Edwin Roks, Ph.D. as President, Chief Executive Officer and Director

On August 14, 2025, TTM Technologies, Inc. (the “Company”) announced that Edwin Roks, Ph.D., age 61, has been appointed to succeed Thomas T. Edman as President and Chief Executive Officer of the Company, with an anticipated effective date of September 2, 2025 (the “Effective Date”). In addition, the Company also announced that Dr. Roks has been appointed to fill the Class II director vacancy on the Company’s Board of Directors (the “Board”), effective as of the Effective Date, with a term expiring at the Company’s 2026 annual meeting of stockholders. As previously disclosed, Mr. Edman will be retiring as the Company’s President and Chief Executive Officer in connection with Dr. Roks’ appointment, but will continue to serve as a member of the Board and a member of its Government Security Committee. Dr. Roks’ Board committee assignments will be determined at a later date.

From May 2025 through August 2025, Dr. Roks served as strategic advisor to the Executive Chairman of Teledyne Technologies Incorporated (“Teledyne”), a provider of enabling technologies for industrial growth markets. From January 2024 through April 2025, Dr. Roks served as Chief Executive Officer of Teledyne. From May 2021 to January 2024, he was Executive Vice President of Teledyne and President of Teledyne Digital Imaging Segment, Teledyne’s largest segment. From March 2017 to May 2021, he served as Vice President of Teledyne and Group President — Teledyne Digital Imaging, Teledyne DALSA and Teledyne e2v. Dr. Roks holds a Ph.D. in Electronics, Semiconductor Physics, from University of Twente and Master of Science and Bachelor of Science degrees in Electrical Engineering from Eindhoven University of Technology. Dr. Roks has over 25 years of experience in technology leadership roles across Europe and North America. His appointment to the Board was based on his proven business acumen and experience in the technology industry, having served in numerous senior executive roles with sizeable technology companies, including as chief executive officer of a public company.

Pursuant to the terms of Dr. Roks’ offer letter with the Company, he will receive (i) an annual base salary of $1,000,000, (ii) a target cash bonus award at 125% of his salary, (iii) an initial grant of Company restricted stock units with an approximate grant date value of $1,275,000 that vests in equal installments on the first, second and third anniversaries of the grant date, and (iv) an initial grant of Company performance share units with an approximate grant date value of $2,975,000 that vests upon targets established by the Human Capital and Compensation Committee of the Board.

In connection with his employment, Dr. Roks will enter into the Company’s customary Executive Change in Control Severance Agreement. The form of Executive Change in Control Severance Agreement was filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 5, 2015.

There are no arrangements or understandings between Dr. Roks and any other persons pursuant to which Dr. Roks was appointed as an executive officer or to the Board. Dr. Roks does not have any family relationships with any director or executive officer of the Company. There are no transactions in which Dr. Roks has any direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

A copy of the offer letter is filed as Exhibit 10.1 to this Current Report on Form 8-K (“Report”) and incorporated herein by reference thereto. The foregoing summary of the offer letter does not purport to be complete and is qualified in its entirety by reference to the full text of the offer letter.

Amendments to Performance-Based Restricted Stock Unit Awards for Thomas T. Edman

In connection with Mr. Edman’s planned retirement, the Human Capital and Compensation Committee of the Board determined to amend the service-based vesting terms of 111,918, 106,329, and 149,312 performance-based restricted stock units granted to Thomas T. Edman on June 22, 2023, June 21, 2024, and June 24, 2025, respectively, under the TTM Technologies, Inc. 2023 Incentive Compensation Plan (collectively, the “Awards”).

Under the terms of the respective Awards, each of which were granted on the form of Performance-Based RSU Grant Notice and Award Agreement filed as Exhibit 10.7 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 10, 2023, the Awards were subject to both performance-based and service-based vesting requirements, such that any unvested Awards would have been forfeited immediately upon termination of Mr. Edman’s “Continuous Service” (as such term is defined in the agreement). As a result of the amendments adopted on August 8, 2025, if Mr. Edman’s “Continuous Service” is terminated due to “Retirement” (as such term is defined in the agreement), he will remain eligible to receive the number of shares he would have been eligible to receive had he remained in “Continuous Service” through the end of the respective performance period. Such amendments did not modify any of the performance-based vesting requirements of the Awards.

The form of First Amendment to Performance-Based RSU Grant Notice and Award Agreement (the “Form of First Amendment”) is filed as Exhibit 10.2 to this Report and incorporated herein by reference thereto. The foregoing summary of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of First Amendment.

Section 7 - Regulation FD

Item 7.01 – Regulation FD Disclosure.

On August 14, 2025, the Company issued a press release announcing the appointment of Dr. Roks as the Company’s new President, Chief Executive Officer and a member of the Board (the “Press Release”). A copy of the Press Release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Report, including Exhibit 99.1, contains forward-looking statements that relate to future events. The Company cautions you that such statements are simply predictions and actual events or results may differ materially. These statements reflect the Company’s current expectations, and the Company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other Company statements will not be realized. The statements also involve risks and uncertainties, many of which are beyond the Company’s control, which could cause actual results to differ materially from the forward-looking statements. For a description of additional factors that may cause the Company’s actual events or results to differ from any forward-looking statements, please review the information set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s public reports filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

The following exhibits are filed with this Report:

Exhibit Number	Description

10.1	Letter Agreement, dated as of August 14, 2025, by and between the Company and Edwin Roks

10.2	Form of First Amendment to Performance-Based RSU Grant Notice Award Agreement by and between TTM Technologies, Inc. and Thomas Edman

99.1	Press Release dated August 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: August 14, 2025		/s/ Daniel J. Weber
	By:	Daniel J. Weber
Executive Vice President, Chief Legal Officer & Secretary